Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tianci International, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended October 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chua Su Chen, Chief Financial Officer, Secretary and Director of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 13, 2017	By:	/s/ Chuah Su Chen
	Name:	Chuah Su Chen
	Title:	Chief Financial Officer, Secretary and Director (Principal Financial Officer)